UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (date of earliest event reported) :  April 25, 2005

Commission File No. 1-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State of Incorporation	(I.R.S. Employer
or Organization)	Identification Number)

2929 Allen Parkway

P.O. Box 2521

Houston, Texas 77252-2521

(Address of principal executive offices, including zip code)

(713) 759-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

                A press release issued by TEPPCO Partners, L.P. on April 25, 2005, regarding financial results for the quarter ended March 31, 2005, is attached hereto as Exhibit 99.1, and that press release including the Financial Highlight table included therein, but excluding the second, third and fourth paragraphs thereof, are incorporated herein by reference. The information presented herein is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any Securities Act registration statements.

Item 9.01  Financial Statements and Exhibits.

                (c)  Exhibits:

Exhibit Number	Description
99.1	Press release of TEPPCO Partners, L.P., dated April 25, 2005, reporting first quarter 2005 results.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P. (Registrant)

	By:	Texas Eastern Products Pipeline Company, LLC General Partner

/s/ CHARLES H. LEONARD
Charles H. Leonard Senior Vice President and Chief Financial Officer
Date: April 26, 2005